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Supplement No. 3
dated May 26, 1999
(supplanting Supplement                       Prospectus
No. 2 dated May 1, 1999) to                      dated                                  For
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                                           November 1, 1998            State Street Research Alpha Fund
                                                                       State Street Research Global Resources Fund
                                                                       State Street Research Athletes Fund



Supplement No. 3
dated May 26, 1999
(supplanting Supplement
No. 2 dated May 1, 1999) to
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                                           November 1, 1998,           State Street Research Argo Fund
                                           as Supplemented
                                           February 1, 1999
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                  Series of State Street Research Equity Trust

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1               Investment Objectives and Other Policy Changes
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Subject to shareholder approval as described below, the following policy changes are expected to be made:

Investment Objective Changes

1. Alpha Fund only The fund's investment objective will be changed to provide flexibility in managing the fund in light of changes in the mutual fund industry. Increasingly, investors are interested in identifying funds on the basis of a fund's investment style. In addition, independent research firms have changed the ways mutual funds are classified. In response to these developments, the fund has proposed a change in its investment objective. If the proposal is approved, the fund intends to seek long-term growth of capital by focusing more on mid-capitalization size value stocks, with less emphasis on income. The fund's investment objective will read: "to seek to provide long-term growth of capital."

2. Argo Fund only The fund's investment objective will be changed to provide flexibility in managing the fund in light of changes in the mutual fund industry. Increasingly, investors are interested in identifying funds on the basis of a fund's investment style. In addition, independent research firms have changed the ways mutual funds are classified. In response to these developments, the fund expects to invest in large-cap value stocks of companies that are of comparable size to companies in the Russell 1000(R) Value Index, or a similar index. The fund's investment objective will read: "to seek to provide long-term growth of capital and, secondarily, income."

Investment Policy Changes

3. Argo Fund and Alpha Fund only The fundamental policies regarding diversification of investments will be amended to provide greater investment flexibility. The policies will be amended so that the provisions that limit a fund's investments in any one issuer to 5% of the fund's total assets and prevent the fund from investing in more than 10% of the voting securities of any one issuer, will apply to only 75% of the fund's total assets. The limits would not apply to the purchase of shares of other investment companies or U.S.

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                                                                          2
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Government securities as defined under the Investment Company Act of 1940.

4. Global Resources Fund only The fundamental policy regarding diversification of investments will be amended to provide greater investment flexibility. The provision of the policy that limits that fund's investments in more than 10% of the voting securities of an issuer, will apply to only 75% of the fund's total assets. The limit would not apply to the purchase of shares of other investment companies or U.S. Government securities as defined under the Investment Company Act of 1940.

5. Athletes Fund only The fundamental policy regarding diversification of investments will be amended to provide greater investment flexibility. The policy will be amended so that the provisions that limit that fund's investments in any one issuer to 5% of the fund's total assets and prevent the fund from investing in more than 10% of the voting securities of any one issuer, would not apply to the purchase of shares of other investment companies or U.S. Government securities as defined under the Investment Company Act of 1940.

6. Argo Fund and Alpha Fund only The fundamental policy regarding participation in underwritings will be amended to provide greater investment flexibility (a fund may participate as a selling shareholder in an issueris public offering).

7. Argo Fund, Alpha Fund and Global Resources Fund only The fundamental policy regarding concentration of investments in any one industry will be amended to allow for changes in the definition of an industry, as set forth in a fund's Prospectus and Statement of Additional Information, as economic and business developments occur.

For Further Information

The above policy changes will be effective upon, and subject to, shareholder approval at a meeting scheduled for September 1999, or any continued session thereof. For more detailed information about the changes, obtain a copy of the related Proxy Statement by calling the State Street Research Service Center at 1-800-562-0032 after May 26, 1999.

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3                       Policies for Buying Shares
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Until December 31, 1999, the minimum initial investment for Individual
Retirement Accounts ("IRAs") is $500. This minimum may be changed by the Distributor without further notice. Accordingly, the Prospectus sections "Policies for Buying Shares -- Minimum Initial Investments" and "-- Minimum Additional Investments" are revised as follows:

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For all funds (except State Street         Minimum Initial Investments:                  Minimum Additional Investments:
Research Athletes Fund)
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                                           o $1,000 for accounts that use the            o   $50 for any account
                                             Investamatic program(a)
                                                                                         (a) Except $500 for Individual Retirement
                                           o $2,000 for Individual Retirement                Accounts during special promotional
                                             Accounts(a)                                     periods.

                                           o 2,500 for all other accounts

For State Street Research Athletes Fund    Minimum Initial Investments:                  Minimum Additional Investments:

                                           o $10,000 for accounts that use the           o   $50 for any account
                                             Investamatic program(b)
                                                                                         (b) Except $500 for Individual Retirement
                                           o $1,000 for Individual Retirement                Accounts during special promotional
                                             Accounts(b)                                     periods.

                                           o $25,000 for all other accounts
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Control Number: (exp1199)SSR-LD                                    SSR-886F-0599